SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2005

SYBASE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16493 (Commission File Number)	94-2951005 (I.R.S. Employer Identification Number)

One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 236-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE

DUE TO AN ERROR IN THE PROCESS OF CONVERTING THE SYBASE, INC. FORM 8-K FILED ON JULY 22, 2005 INTO AN EDGAR FILING, THE TABLE TITLED “SYBASE, INC. RECONCILIATION TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS” WAS INCORRECTLY LABELED. THE RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2005 WERE INCORRECTLY TITLED AS THE RESULTS FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND VICE VERSA. THIS AMENDED FORM 8-K/A CORRECTS THE MISLABELED TABLE AND RESUBMITS IN UNALTERED FORM ALL OTHER INFORMATION PROVIDED IN THE FORM 8-K FILED JULY 22, 2005.

Item 2.02 Results of Operations and Financial Condition

     (a) On July 21, 2005, Sybase, Inc. issued a press release announcing its results for the three months ended June 30, 2005 (“Q2 2005 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. As part of the Q2 2005 Release, Sybase presented certain financial information, including the following:

(1)	Reconciliation to Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the three months ended June 30, 2005 and 2004, respectively

(2)	Reconciliation to Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the six months ended June 30, 2005 and 2004, respectively

(3)	Condensed Consolidated Balance Sheets for June 30, 2005 (unaudited) and December 31, 2004

(4)	Condensed Consolidated Statements of Income Pro Forma without purchase accounting, cost of restructure, and stock compensation expense (unaudited) for the three and six months ended June 30, 2005 and 2004, respectively

(5)	Condensed Consolidated Statements of Income (unaudited) for the three and six months ended June 30, 2005 and 2004, respectively

(6)	Condensed Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 2005 and 2004, respectively

(7)	Consolidated Statement of Operations by Segment Pro Forma without purchase accounting, cost of restructure, and stock compensation expense for the three months ended June 30, 2005 (unaudited)

(8)	Consolidated Statement of Operations by Segment Pro Forma without purchase accounting, cost of restructure, and stock compensation expense for the six months ended June 30, 2005 (unaudited)

(9)	Consolidated Statement of Operations by Segment for the three months ended June 30, 2005 (unaudited)

(10)	Consolidated Statement of Operations by Segment for the six months ended June 30, 2005 (unaudited)

     (b) On the same date, the Company orally disclosed certain of the above-referenced pro forma and GAAP amounts, and provided pro forma and GAAP financial guidance for the three months ending September 30, 2005 and twelve months ending December 31, 2005 during a webcast and conference call meeting all of the following requirements:

(1)	The information was provided as part of a presentation that was complementary to and occurred within 48 hours of publication of the Q2 2005 Release;

(2)	The presentation was broadly accessible to the public by dial-in conference call and webcast;

(3)	The financial and other statistical information contained in the presentation was available on the Company’s external website together with information required under Section 244.100 of Regulation G at the time of the conference call and webcast; and

(4)	The presentation was announced by widely disseminated press release that included instructions as to when and how to access the presentation and the location on the Company’s website where the information would be available.

     (c) In accordance with General Instruction B.2 of Form 8-K, the information included the Q2 2005 Release (other than the tables referenced in Item 2.02(a)(3), (5), (6), (9) and (10)) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release of Sybase, Inc. issued July 21, 2005

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date: July 27, 2005	By:	/s/ DANIEL R. CARL

Name: Daniel R. Carl
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Sybase, Inc. issued July 21, 2005